UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 8, 2009

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On September 8, 2009, Liberty Media Corporation (Liberty) issued a press release announcing that Gregory Maffei, President and CEO of Liberty, will be presenting at the Goldman Sachs Communacopia XVIII Conference, on Tuesday, September 15, 2009 at 12:45 p.m., Eastern Time, at the Goldman Sachs Conference Center in New York, New York.  During his presentation, Mr. Maffei may make observations regarding Liberty’s financial performance, outlook, the previously announced proposed split-off of a majority of the assets and liabilities currently attributed to the Liberty Entertainment group tracking stock and the related business combination with The DIRECTV Group, Inc.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name

99.1	Press Release dated September 8, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2009

LIBERTY MEDIA CORPORATION

By:	/s/ Mark E. Burton
Name: Mark E. Burton
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name

99.1	Press Release dated September 8, 2009